Conference Call Table of Contents     877-876-9173 | ID – EastGroup     October 28, 2020   11:00 a.m. Eastern Time webcast available at   EastGroup.net        2020  THIRD  QUARTER                                                                             Supplemental Information September 30, 2020 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net Page 1 of 24

Table of Contents       Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows .................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics ............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program ....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2020 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of coronavirus disease (COVID-19) on our business and the businesses of our tenants (including their ability to timely make rent payments) and the economy generally; the duration of any “shelter-in-place” or “stay-at-home” orders or other formal recommendations for social distancing which may have affected our operations or the operations of our tenants, and the speed and extent to which revenues of our tenants recover following the lifting of any such orders or recommendations; the general level of interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to when and the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the recent outbreak of COVID- 19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to retain key personnel; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2020, whether as a result of new information, future events or otherwise. Page 2 of 24

Consolidated Balance Sheets (In thousands, except share and per share data)    (Unaudited) September 30, 2020 December 31, 2019 ASSETS Real estate properties$ 3,097,818 2,844,567 Development and value-add properties 324,841 419,999 3,422,659 3,264,566 Less accumulated depreciation (940,223) (871,139) 2,482,436 2,393,427 Unconsolidated investment 7,530 7,805 Cash 19 224 Other assets 145,701 144,622 TOTAL ASSETS $ 2,635,686 2,546,078 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities$ 76,540 111,394 Unsecured debt 1,008,012 938,115 Secured debt 126,515 133,093 Accounts payable and accrued expenses 110,457 92,024 Other liabilities 69,544 69,123 Total Liabilities 1,391,068 1,343,749 EQUITY Stockholders' Equity: Common stock; $0.0001 par value; 70,000,000 shares authorized; 39,556,930 shares issued and outstanding at September 30, 2020 and 38,925,953 at December 31, 2019 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,591,720 1,514,055 Distributions in excess of earnings (335,359) (316,302) Accumulated other comprehensive income (loss) (13,445) 2,807 Total Stockholders' Equity 1,242,920 1,200,564 Noncontrolling interest in joint ventures 1,698 1,765 Total Equity 1,244,618 1,202,329 TOTAL LIABILITIES AND EQUITY $ 2,635,686 2,546,078 Page 3 of 24

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,	
		2020	2019	2020	2019
REVENUES					
Income from real estate operations	$	92,000	83,913	270,077	244,333
Other revenue		12	25	278	504
		92,012	83,938	270,355	244,837
EXPENSES					
Expenses from real estate operations		26,325	23,756	77,505	68,980
Depreciation and amortization		29,211	25,990	85,673	77,027
General and administrative		3,714	3,151	11,020	11,501
Indirect leasing costs		248	110	522	306
		59,498	53,007	174,720	157,814
OTHER INCOME (EXPENSE)					
Interest expense		(8,347)	(8,522)	(25,150)	(26,214)
Gain on sales of real estate investments		-	-	-	11,406
Other		244	166	711	(157)
NET INCOME		24,411	22,575	71,196	72,058
Net income attributable to noncontrolling interest in joint ventures		(10)	(4)	(14)	(5)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS		24,401	22,571	71,182	72,053
Other comprehensive income (loss) - cash flow hedges		1,362	(256)	(16,252)	(6,323)
TOTAL COMPREHENSIVE INCOME	$	25,763	22,315	54,930	65,730
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.62	0.60	1.82	1.94
Weighted average shares outstanding		39,338	37,771	39,077	37,064
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.62	0.60	1.82	1.94
Weighted average shares outstanding		39,450	37,869	39,168	37,136

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$ 24,401	22,571	71,182	72,053
Depreciation and amortization	29,211	25,990	85,673	77,027
Company's share of depreciation from unconsolidated investment	34	36	103	106
Depreciation and amortization from noncontrolling interest	(35)	(48)	(114)	(141)
Gain on sales of real estate investments	-	-	-	(11,406)
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS	53,611	48,549	156,844	137,639
Gain on casualties and involuntary conversion	-	-	(161)	(348)
FFO EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION	$ 53,611	48,549	156,683	137,291
NET INCOME	$ 24,411	22,575	71,196	72,058
Interest expense [(1)]	8,347	8,522	25,150	26,214
Depreciation and amortization	29,211	25,990	85,673	77,027
Company's share of depreciation from unconsolidated investment	34	36	103	106
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")	62,003	57,123	182,122	175,405
Gain on sales of real estate investments	-	-	-	(11,406)
EBITDA for Real Estate ("EBITDAre")	$ 62,003	57,123	182,122	163,999
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.62	0.60	1.82	1.94
FFO attributable to common stockholders	$ 1.36	1.28	4.00	3.71
FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders	$ 1.36	1.28	4.00	3.70
Weighted average shares outstanding for EPS and FFO purposes	39,450	37,869	39,168	37,136

[(1)] Net of capitalized interest of $2,378 and $2,146 for the three months ended September 30, 2020 and 2019, respectively; and $7,562 and $6,067 for the nine months ended September 30, 2020 and 2019, respectively.

Page 5 of 24

Reconciliations of GAAP to Non-GAAP Measures (Continued)   (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2020 2019 2020 2019 NET INCOME $ 24,411 22,575 71,196 72,058 Gain on sales of real estate investments - - - (11,406) Net loss on other - 76 - 884 Interest income (36) (34) (86) (101) Other revenue (12) (25) (278) (504) Indirect leasing costs 248 110 522 306 Depreciation and amortization 29,211 25,990 85,673 77,027 Company's share of depreciation from unconsolidated investment 34 36 103 106 Interest expense (1) 8,347 8,522 25,150 26,214 General and administrative expense (2) 3,714 3,151 11,020 11,501 Noncontrolling interest in PNOI of consolidated joint ventures (46) (43) (130) (137) PROPERTY NET OPERATING INCOME ("PNOI") 65,871 60,358 193,170 175,948 PNOI from 2019 and 2020 Acquisitions (2,155) (1,084) (6,370) (1,494) PNOI from 2019 and 2020 Development and Value-Add Properties (6,329) (2,395) (16,556) (4,430) PNOI from 2019 Operating Property Dispositions - (930) - (3,122) Other PNOI 64 54 170 180 SAME PNOI (Straight-Line Basis) 57,451 56,003 170,414 167,082 Net lease termination fee income from same properties (192) (34) (661) (941) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 57,259 55,969 169,753 166,141 Straight-line rent adjustments for same properties 234 (82) 972 (1,163) Acquired leases — market rent adjustment amortization for same properties (138) (179) (448) (559) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) $ 57,355 55,708 170,277 164,419 (1) Net of capitalized interest of $2,378 and $2,146 for the three months ended September 30, 2020 and 2019, respectively; and $7,562 and $6,067 for the nine months ended September 30, 2020 and 2019, respectively. (2) Net of capitalized development costs of $1,447 and $1,810 for the three months ended September 30, 2020 and 2019, respectively; and $5,052 and $4,797 for the nine months ended September 30, 2020 and 2019, respectively. Page 6 of 24

Consolidated Statements of Cash Flows   (In thousands) (Unaudited) Nine Months Ended September 30, 2020 2019 OPERATING ACTIVITIES Net income $ 71,196 72,058 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 85,673 77,027 Stock-based compensation expense 5,033 4,177 Net gain on sales of real estate investments and non-operating real estate - (11,406) Gain on casualties and involuntary conversion on real estate assets (161) (100) Changes in operating assets and liabilities: Accrued income and other assets 944 2,137 Accounts payable, accrued expenses and prepaid rent 15,642 25,547 Other 1,280 1,256 NET CASH PROVIDED BY OPERATING ACTIVITIES 179,607 170,696 INVESTING ACTIVITIES Development and value-add properties (129,997) (191,872) Purchases of real estate (6,231) (94,414) Real estate improvements (25,536) (27,796) Net proceeds from sales of real estate investments and non-operating real estate - 18,102 Proceeds from casualties and involuntary conversion on real estate assets 242 187 Repayments on mortgage loans receivable 21 30 Changes in accrued development costs (1,901) 3,946 Changes in other assets and other liabilities (26,280) (16,169) NET CASH USED IN INVESTING ACTIVITIES (189,682) (307,986) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 423,270 660,431 Repayments on unsecured bank credit facilities (458,506) (716,155) Proceeds from unsecured debt 100,000 190,000 Repayments on unsecured debt (30,000) (75,000) Repayments on secured debt (6,733) (53,301) Debt issuance costs (596) (252) Distributions paid to stockholders (not including dividends accrued) (88,558) (80,110) Proceeds from common stock offerings 75,743 213,562 Proceeds from dividend reinvestment plan - 162 Other (4,750) (2,291) NET CASH PROVIDED BY FINANCING ACTIVITIES 9,870 137,046 DECREASE IN CASH AND CASH EQUIVALENTS (205) (244) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 224 374 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 19 130 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $7,562, and $6,067 for 2020 and 2019, respectively $ 24,220 23,229 Cash paid for operating lease liabilities 1,099 962 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets$ 495 15,435 Page 7 of 24

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	% Change	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019	% Change
Same Property Portfolio [1]						
Square feet as of period end	38,737	38,737		38,737	38,737	
Average occupancy	96.8%	97.3%	-0.5%	96.9%	96.9%	0.0%
Occupancy as of period end	96.8%	97.6%	-0.8%	96.8%	97.6%	-0.8%
Same Property Portfolio Analysis (Cash Basis) [1][2]						
Income from real estate operations	$ 80,633	78,109	3.2%	$ 239,841	231,609	3.6%
Less cash received for lease terminations	(227)	(53)		(708)	(1,108)	
Income excluding lease termination income	80,406	78,056	3.0%	239,133	230,501	3.7%
Expenses from real estate operations	(23,051)	(22,348)	3.1%	(68,856)	(66,082)	4.2%
PNOI excluding income from lease terminations	$ 57,355	55,708	3.0%	$ 170,277	164,419	3.6%
Same Property Portfolio Analysis (Straight-Line Basis) [1][2]						
Income from real estate operations	$ 80,502	78,351	2.7%	$ 239,270	233,164	2.6%
Less cash received for lease terminations	(227)	(53)		(708)	(1,108)	
Add straight-line rent write-offs for lease terminations	35	19		47	167	
Income excluding lease termination income	80,310	78,317	2.5%	238,609	232,223	2.7%
Expenses from real estate operations	(23,051)	(22,348)	3.1%	(68,856)	(66,082)	4.2%
PNOI excluding income from lease terminations	$ 57,259	55,969	2.3%	$ 169,753	166,141	2.2%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/19 through 9/30/20.
[2] Includes deferred rent charges for executed deferral agreements that qualify for the modified COVID-19-related guidance provided by the FASB.

Page 8 of 24

Additional Financial Information   (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2020 2019 2020 2019 SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO) Straight-line rent income adjustment$ 904 1,170 3,734 3,789 Reserves for uncollectible straight-line rent (126) (17) (1,021) (39) Net straight-line rent adjustment 778 1,153 2,713 3,750 Cash received for lease terminations 227 53 708 1,187 Less straight-line rent write-offs (35) (19) (47) (168) Net lease termination fee income 192 34 661 1,019 Reserves for uncollectible cash rent (320) (9) (645) (300) Stock-based compensation expense (1,612) (1,217) (5,033) (4,177) Debt issuance costs amortization (354) (316) (1,045) (1,000) Indirect leasing costs (248) (110) (522) (306) Gain on casualties and involuntary conversion (1) - - 161 348 Acquired leases - market rent adjustment amortization 332 366 1,078 842 Assumed mortgages - fair value adjustment amortization 5 6 15 18 Three Months Ended Nine Months Ended September 30, September 30, 2020 2019 2020 2019 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 39,338 37,771 39,077 37,064 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 39,338 37,771 39,077 37,064 Potential common shares: Unvested restricted stock 112 98 91 72 DILUTED SHARES FOR EPS AND FFO 39,450 37,869 39,168 37,136 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended	Years Ended			
		9/30/2020	2019	2018	2017	2016
ASSETS/MARKET CAPITALIZATION						
Assets	$	2,635,686	2,546,078	2,131,705	1,953,221	1,825,764
Equity Market Capitalization		5,115,898	5,164,306	3,348,269	3,071,927	2,461,251
Total Market Capitalization (Debt and Equity) [(1)]		6,330,046	6,350,438	4,458,037	4,183,620	3,566,865
Shares Outstanding - Common		39,556,930	38,925,953	36,501,356	34,758,167	33,332,213
Price per share	$	129.33	132.67	91.73	88.38	73.84
FFO CHANGE						
FFO per diluted share [(2)]	$	1.36	4.98	4.66	4.25	4.00
Change compared to same period prior year		6.3%	6.9%	9.6%	6.3%	9.0%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	0.79	2.94	2.72	2.52	2.44
FFO per diluted share [(2)]		1.36	4.98	4.66	4.25	4.00
Dividend payout ratio		58%	59%	58%	59%	61%
COMMON DIVIDEND YIELD						
Dividend distribution	$	0.79	2.94	2.72	2.52	2.44
Price per share		129.33	132.67	91.73	88.38	73.84
Dividend yield		2.44%	2.22%	2.97%	2.85%	3.30%
FFO MULTIPLE						
FFO per diluted share [(2)]	$	1.36	4.98	4.66	4.25	4.00
Price per share		129.33	132.67	91.73	88.38	73.84
Multiple		23.77	26.64	19.68	20.80	18.46
INTEREST & FIXED CHARGE COVERAGE RATIOS						
EBITDAre	$	62,003	221,517	200,788	180,214	166,463
Interest expense		8,347	34,463	35,106	34,775	35,213
Interest and fixed charge coverage ratios		7.43	6.43	5.72	5.18	4.73
DEBT-TO-EBITDAre RATIO						
Debt	$	1,211,067	1,182,602	1,105,787	1,108,282	1,101,333
EBITDAre		62,003	221,517	200,788	180,214	166,463
Debt-to-EBITDAre ratio		4.88	5.34	5.51	6.15	6.62
Adjusted debt-to-pro forma EBITDAre ratio		4.10	3.92	4.73	5.45	6.05
DEBT-TO-TOTAL MARKET CAPITALIZATION [(1)]		19.2%	18.7%	24.9%	26.6%	31.0%

ISSUER RATINGS [(3)]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's 2019 adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business. The Company has adjusted its 2018 and prior results, as necessary, to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Acres	Square Feet (SF)	Costs Incurred 3rd Qtr 2020	Costs Incurred Cumulative at 9/30/20	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 10/26/20	
Lease-up									
Southwest Commerce Center [2]	Las Vegas, NV		196,000	$ 261	28,334	30,100	10/20	48%	
Gilbert Crossroads A & B	Phoenix, AZ		140,000	442	16,563	17,500	01/21	71%	
World Houston 44	Houston, TX		134,000	426	7,897	9,100	05/21	0%	
Gateway 4	Miami, FL		197,000	355	21,685	23,800	06/21	0%	
Hurricane Shoals 3	Atlanta, GA		101,000	404	8,579	8,800	06/21	0%	
Interstate Commons 2 [2]	Phoenix, AZ		142,000	208	12,131	12,400	06/21	78%	
Tri-County Crossing 3 & 4	San Antonio, TX		203,000	745	12,859	14,700	06/21	33%	
CreekView 121 7 & 8	Dallas, TX		137,000	1,256	14,639	16,300	08/21	83%	
Northwest Crossing 1-3	Houston, TX		278,000	709	21,328	25,700	09/21	0%	
Total Lease-up			1,528,000	4,806	144,015	158,400		32%	Wgt Avg %
Lease-Up: Projected Stabilized Yield [3]			**6.9%**						
Under Construction									
LakePort 1-3	Dallas, TX		194,000	2,998	17,986	22,500	10/21	10%	
Ridgeview 1 & 2	San Antonio, TX		226,000	2,600	16,370	19,000	10/21	13%	
Settlers Crossing 3 & 4	Austin, TX		173,000	2,018	16,494	18,400	10/21	27%	
SunCoast 7	Ft Myers, FL		77,000	1,671	6,960	8,400	11/21	0%	
Total Under Construction			670,000	9,287	57,810	68,300		14%	Wgt Avg %
Under Construction: Projected Stabilized Yield [3]			**7.3%**					26%	Wgt Avg %
Development: Projected Stabilized Yield [3]			**7.2%**						
Value-Add: Projected Stabilized Yield [3]			**6.2%**						
Prospective Development		**Acres**	**Projected SF**						
Phoenix, AZ		13	178,000	54	4,973				
Ft Myers, FL		49	622,000	3,443	7,714				
Miami, FL		34	266,000	175	19,908				
Orlando, FL		123	1,488,000	2,624	25,799				
Tampa, FL		33	349,000	362	6,350				
Jackson, MS		3	28,000	-	706				
Charlotte, NC		43	475,000	78	7,574				
Dallas, TX		79	1,074,000	896	24,930				
Houston, TX		84	1,223,000	340	20,422				
San Antonio, TX		24	373,000	131	4,640				
Total Prospective Development		485	6,076,000	8,103	123,016				
		485	8,274,000	$ 22,196	324,841				

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

(2) These value-add projects were acquired by EastGroup.

(3) Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties
($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 3rd Qtr 2020	Costs Incurred Cumulative at 9/30/20	Conversion Date	% Leased 10/26/20
1st Quarter						
Logistics Center 6 & 7 [(1)]	Dallas, TX	142,000	$ 4	15,781	01/20	100%
Settlers Crossing 1	Austin, TX	77,000	7	9,418	01/20	100%
Settlers Crossing 2	Austin, TX	83,000	12	8,807	01/20	100%
Parc North 5	Dallas, TX	100,000	5	9,114	02/20	84%
Airport Commerce Center 3	Charlotte, NC	96,000	-	8,893	03/20	100%
		498,000	28	52,013		
2nd Quarter						
Horizon VIII & IX	Orlando, FL	216,000	19	18,218	04/20	100%
Ten West Crossing 8	Houston, TX	132,000	-	9,831	04/20	65%
Tri-County Crossing 1 & 2	San Antonio, TX	203,000	550	16,133	04/20	100%
SunCoast 8	Ft Myers, FL	77,000	61	8,333	05/20	100%
CreekView 121 5 & 6	Dallas, TX	139,000	(31)	15,531	06/20	100%
		767,000	599	68,046		
3rd Quarter						
Parc North 6	Dallas, TX	96,000	42	10,783	07/20	100%
SunCoast 6	Ft Myers, FL	81,000	43	8,600	07/20	100%
Arlington Tech Centre 1 & 2 [(1)]	Dallas, TX	151,000	342	14,286	08/20	18%
Gateway 5	Miami, FL	187,000	125	25,073	08/20	100%
Steele Creek IX	Charlotte, NC	125,000	160	11,141	08/20	100%
Grand Oaks 75 2 [(1)]	Tampa, FL	150,000	1,260	14,925	09/20	100%
Rocky Point 2 [(1)]	San Diego, CA	109,000	97	19,876	09/20	100%
		899,000	2,069	104,684		
Total Transferred to Real Estate Properties		2,164,000	$ 2,696	224,743		
Projected Stabilized Yield [(2)]		**7.3%**				91% Wgt Avg %

(1) These value-add projects were acquired by EastGroup.

(2) Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

Page 12 of 24

Acquisitions and Dispositions Through September 30, 2020   ($ in thousands) (Unaudited) ACQUISITIONS Purchase Date Property Name Location Size Price (1) 1st Quarter 01/16/20 Arlington Tech Centre Land Dallas, TX 6.7 Acres$ 1,725 02/28/20 Wells Point One Austin, TX 50,000 SF 6,231 03/16/20 Horizon West Land Orlando, FL 121.5 Acres 20,528 2nd Quarter None 3rd Quarter 09/02/20 SunCoast Commerce Center - Phase IV Land Fort Myers, FL 28.9 Acres 3,313 50,000 SF Total Acquisitions 157.1 Acres$ 31,797 DISPOSITIONS Date Property Name Location Size Gross Sales Price Realized Gain 1st Quarter None 2nd Quarter None 3rd Quarter None (1) Represents acquisition price plus closing costs. Page 13 of 24

Real Estate Improvements and Leasing Costs   (In thousands) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, REAL ESTATE IMPROVEMENTS 2020 2019 2020 2019 Upgrade on Acquisitions$ 117 750 282 1,105 Tenant Improvements: New Tenants 3,114 4,706 8,870 11,508 Renewal Tenants 398 506 2,403 2,033 Other: Building Improvements 1,195 1,576 3,185 4,364 Roofs 1,443 2,701 5,025 8,239 Parking Lots 90 783 439 1,268 Other 207 436 560 816 TOTAL REAL ESTATE IMPROVEMENTS (2) $ 6,564 11,458 20,764 29,333 CAPITALIZED LEASING COSTS (Principally Commissions) (1) Development and Value-Add$ 1,356 2,152 3,873 6,085 New Tenants 2,164 1,415 4,385 4,478 Renewal Tenants 2,690 1,149 6,432 3,679 TOTAL CAPITALIZED LEASING COSTS $ 6,210 4,716 14,690 14,242 (1) Included in Other Assets . (2) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: Nine Months Ended September 30, 2020 2019 Total Real Estate Improvements$ 20,764 29,333 Change in Real Estate Property Payables 585 (2,852) Change in Construction in Progress 4,187 1,315 Real Estate Improvements on the Consolidated Statements of Cash Flows $ 25,536 27,796 Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended September 30, 2020	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	47	745	5.1	28.5%	18.4%	$ 4.48	$ 2.70	$ 7.18
Renewal Leases	68	1,676	4.4	27.8%	15.0%	0.75	1.70	2.45
Total/Weighted Average	**115**	**2,421**	**4.6**	**28.0%**	**16.1%**	**$ 1.90**	**$ 2.01**	**$ 3.91**
					Per Year	**$ 0.41**	**$ 0.44**	**$ 0.85**
Weighted Average Retention [3]	**80.7%**							

Nine Months Ended September 30, 2020	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	100	1,710	4.9	22.6%	14.8%	$ 5.06	$ 2.36	$ 7.42
Renewal Leases	183	4,898	4.1	23.3%	12.7%	0.60	1.30	1.90
Total/Weighted Average	**283**	**6,608**	**4.3**	**23.1%**	**13.3%**	**$ 1.75**	**$ 1.58**	**$ 3.33**
					Per Year	**$ 0.41**	**$ 0.37**	**$ 0.78**
Weighted Average Retention [3]	**82.6%**							

	09/30/20	06/30/20	03/31/20	12/31/19	09/30/19
Percentage Leased	**97.8%**	**97.5%**	**97.3%**	**97.6%**	**97.9%**
Percentage Occupied	**96.4%**	**97.0%**	**96.7%**	**97.1%**	**97.4%**

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
September 30, 2020
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2020 [2]	Lease Expirations in Square Feet 2021	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]
Florida															
Tampa	4,496,000	10.3%	9.2%	97.2%	95.2%	71,000	936,000	3.1%	4.1%	3.7%	4.4%	18.2%	5.6%	18.4%	8.9%
Orlando	3,685,000	8.5%	9.2%	99.7%	98.0%	164,000	470,000	0.4%	-1.1%	0.3%	-0.5%	15.1%	3.5%	24.3%	13.9%
Jacksonville	2,273,000	5.2%	4.1%	99.9%	99.2%	170,000	456,000	5.1%	2.6%	3.7%	2.6%	25.0%	12.0%	16.0%	6.5%
Miami/Ft. Lauderdale	1,459,000	3.4%	4.0%	96.0%	95.9%	28,000	142,000	3.8%	1.1%	4.2%	2.7%	24.8%	8.0%	19.5%	10.9%
Ft. Myers	549,000	1.3%	1.6%	100.0%	100.0%	21,000	23,000	0.6%	2.3%	1.5%	1.8%	7.0%	2.1%	7.0%	2.1%
	12,462,000	**28.7%**	**28.1%**	**98.4%**	**97.1%**	**454,000**	**2,027,000**	**2.5%**	**1.7%**	**2.5%**	**2.2%**	**20.4%**	**7.6%**	**19.6%**	**10.2%**
Texas															
Dallas	4,356,000	10.0%	8.8%	96.1%	95.3%	55,000	391,000	5.1%	7.6%	4.3%	5.4%	15.3%	13.2%	18.5%	16.7%
Houston	5,875,000	13.5%	13.5%	96.2%	96.2%	87,000	844,000	3.1%	5.6%	4.4%	6.1%	0.7%	-3.6%	4.7%	-1.7%
San Antonio	3,664,000	8.4%	8.7%	98.5%	94.5%	77,000	406,000	-3.1%	-4.1%	-1.8%	-1.0%	12.7%	4.9%	10.7%	3.7%
Austin	953,000	2.2%	2.8%	100.0%	100.0%	-	93,000	0.7%	1.9%	0.3%	2.6%	37.7%	30.4%	18.7%	13.3%
El Paso	957,000	2.2%	1.6%	99.0%	98.5%	32,000	108,000	7.2%	5.0%	8.2%	7.7%	96.0%	57.8%	67.6%	42.5%
	15,805,000	**36.3%**	**35.4%**	**97.1%**	**95.9%**	**251,000**	**1,842,000**	**2.0%**	**3.3%**	**2.7%**	**4.0%**	**11.8%**	**5.3%**	**13.1%**	**6.8%**
California															
San Francisco	1,045,000	2.4%	3.0%	100.0%	86.7%	45,000	113,000	-4.8%	-7.1%	-8.1%	-13.3%	89.7%	55.4%	71.1%	46.0%
Los Angeles [5]	2,323,000	5.3%	6.9%	100.0%	100.0%	30,000	807,000	3.6%	5.7%	0.4%	5.2%	85.0%	56.0%	74.4%	50.0%
Fresno	398,000	0.9%	0.7%	94.7%	93.2%	-	129,000	0.2%	-1.4%	-0.7%	-5.2%	14.1%	6.5%	12.6%	4.6%
San Diego	867,000	2.0%	3.3%	94.4%	94.0%	-	91,000	-7.2%	-0.7%	-2.6%	23.6%	N/A	N/A	30.8%	16.0%
	4,633,000	**10.6%**	**13.9%**	**98.5%**	**95.3%**	**75,000**	**1,140,000**	**-0.4%**	**0.9%**	**-2.4%**	**1.6%**	**83.6%**	**53.8%**	**67.0%**	**44.0%**
Arizona															
Phoenix	2,502,000	5.8%	5.7%	98.1%	98.1%	151,000	384,000	6.8%	5.5%	-2.1%	-1.9%	17.2%	9.8%	12.9%	7.0%
Tucson	848,000	2.0%	1.9%	100.0%	100.0%	10,000	38,000	2.4%	4.6%	1.2%	3.1%	N/A	N/A	13.4%	2.0%
	3,350,000	**7.8%**	**7.6%**	**98.6%**	**98.6%**	**161,000**	**422,000**	**5.6%**	**5.3%**	**-1.2%**	**-0.6%**	**17.2%**	**9.8%**	**13.0%**	**5.7%**
Other Core															
Atlanta	891,000	2.1%	1.4%	92.5%	88.5%	16,000	68,000	7.8%	30.5%	31.5%	73.3%	-4.8%	-8.0%	-3.9%	-6.8%
Charlotte	3,407,000	7.8%	6.5%	98.8%	97.3%	105,000	412,000	3.8%	1.8%	3.6%	3.6%	15.5%	7.0%	14.5%	6.1%
Denver	886,000	2.0%	2.6%	96.5%	96.5%	34,000	149,000	9.3%	9.6%	7.9%	8.9%	-0.1%	-6.2%	4.9%	-0.7%
Las Vegas	558,000	1.3%	1.5%	97.8%	97.8%	-	221,000	-4.1%	0.4%	-0.3%	2.6%	N/A	N/A	N/A	N/A
	5,742,000	**13.2%**	**12.0%**	**97.4%**	**95.9%**	**155,000**	**850,000**	**3.9%**	**5.7%**	**6.7%**	**10.2%**	**6.0%**	**-0.4%**	**10.3%**	**3.2%**
Total Core Markets	**41,992,000**	**96.6%**	**97.0%**	**97.8%**	**96.4%**	**1,096,000**	**6,281,000**	**2.4%**	**3.0%**	**2.1%**	**3.5%**	**28.8%**	**16.6%**	**23.5%**	**13.6%**
Total Other Markets [5]	**1,494,000**	**3.4%**	**3.0%**	**96.5%**	**95.2%**	**28,000**	**113,000**	**0.0%**	**2.6%**	**4.6%**	**6.7%**	**11.6%**	**4.6%**	**9.6%**	**3.8%**
Total Operating Properties	**43,486,000**	**100.0%**	**100.0%**	**97.8%**	**96.4%**	**1,124,000**	**6,394,000**	**2.3%**	**3.0%**	**2.2%**	**3.6%**	**28.0%**	**16.1%**	**23.1%**	**13.3%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through September 30, 2020
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	978,000	2.2%	$ -	0.0%
2020 - remainder of year [(1)]	1,124,000	2.6%	8,155	3.0%
2021	6,394,000	14.7%	41,635	15.5%
2022	7,346,000	16.9%	46,074	17.1%
2023	6,382,000	14.7%	38,991	14.5%
2024	6,785,000	15.6%	42,947	15.9%
2025	5,374,000	12.4%	33,256	12.3%
2026	3,336,000	7.7%	21,049	7.8%
2027	2,185,000	5.0%	15,271	5.7%
2028	1,403,000	3.2%	7,420	2.8%
2029 and beyond	2,179,000	5.0%	14,637	5.4%
TOTAL	43,486,000	100.0%	$ 269,435	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of September 30, 2020
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [(1)]
1	**U.S. Postal Service**	1	Houston, TX	110,000		
		1	San Diego, CA	105,000		
		1	New Orleans, LA	99,000		
		1	Orlando, FL	62,000		
		2	Tampa, FL	59,000		
					1.0%	1.3%
2	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.8%	1.0%
3	**WNA Comet West, Inc.**	1	Los Angeles, CA	411,000	0.9%	0.9%
4	**Essendant Co.**	1	Orlando, FL	404,000	0.9%	0.8%
5	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Ft. Myers, FL	25,000		
					0.9%	0.8%
6	**Kuehne & Nagel, Inc.**	2	Houston, TX	172,000		
		2	Charlotte, NC	106,000		
					0.6%	0.7%
7	**Price Transfer**	1	Los Angeles, CA	262,000	0.6%	0.7%
8	**Oceaneering International, Inc.**	3	Orlando, FL	259,000	0.6%	0.7%
9	**Agility**	2	Houston, TX	246,000	0.6%	0.6%
10	**Iron Mountain Information Management, Inc.**	2	Tampa, FL	184,000		
		2	Phoenix, AZ	59,000		
		1	Ft. Lauderdale, FL	45,000		
		1	Jacksonville, FL	40,000		
					0.8%	0.6%
		31		3,369,000	7.7%	8.1%

(1) Calculation: Customer Annualized Base Rent as of 09/30/20 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
September 30, 2020
($ in thousands, except per share data)
(Unaudited)

	Remainder of 2020	2021	2022	2023	2024	2025 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$ 75,000	40,000	75,000	115,000	120,000	585,000	1,010,000	5.1
Weighted average interest rate	*3.45%*	*2.34%*	*3.03%*	*2.96%*	*3.47%*	*3.42%*	*3.30%*	
Secured debt (fixed rate)								
Balloon payments	-	85,600	32,655	-	-	1,549	119,804	
Amortization	2,299	3,962	115	119	122	253	6,870	
	2,299	89,562	32,770	119	122	1,802	126,674	0.8
Weighted average interest rate	*4.42%*	*4.55%*	*4.09%*	*3.85%*	*3.85%*	*3.85%*	*4.42%*	
Total unsecured debt and secured debt	**$ 77,299**	**129,562**	**107,770**	**115,119**	**120,122**	**586,802**	**1,136,674**	4.6
Weighted average interest rate	*3.48%*	*3.86%*	*3.35%*	*2.96%*	*3.47%*	*3.42%*	*3.43%*	

Unsecured debt and secured debt (fixed rate)	$ 1,136,674
Unsecured bank credit facilities (variable rate)	
$45MM Line - 1.148% - matures 7/30/2022	12,474
$350MM Line - 1.146% - matures 7/30/2022	65,000
Total carrying amount of debt	**$ 1,214,148**
Total unamortized debt issuance costs	(3,081)
Total debt net of unamortized debt issuance costs	**$ 1,211,067**
Equity market capitalization	
Shares outstanding - common	39,556,930
Price per share at quarter end	$ 129.33
Total equity market capitalization	**$ 5,115,898**
Total market capitalization (debt and equity) [2]	**$ 6,330,046**
Total debt / total market capitalization [2]	**19.2%**

[1] *These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps*

[2] *Before deducting unamortized debt issuance costs*

Page 19 of 24

Continuous Common Equity Program Through September 30, 2020   ($ in thousands, except per share data) (Unaudited) Average Shares Issued Sales Price Offering-Related and Sold (1) (Per Share) Gross Proceeds Fees and Expenses Net Proceeds 1st Quarter 105,837 $ 141.73 $ 15,000 $ (266) $ 14,734 2nd Quarter 243,621 123.14 30,000 (353) 29,647 3rd Quarter 238,086 133.27 31,729 (367) 31,362 TOTAL 2020 587,544 $ 130.59 $ 76,729 $ (986) $ 75,743 (1) As of October 27, 2020, the Company had common shares with an aggregate gross sales price of $673.3 million authorized and remaining for issuance under its continuous common equity program. Page 20 of 24

Debt-to-EBITDAre Ratios   ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, September 30, 2020 2019 2018 2017 2016 EBITDAre$ 62,003 $ 221,517 200,788 180,214 166,463 Debt 1,211,067 1,182,602 1,105,787 1,108,282 1,101,333 DEBT-TO-EBITDAre RATIO 4.88 5.34 5.51 6.15 6.62 EBITDAre$ 62,003 $ 221,517 200,788 180,214 166,463 Adjust for acquisitions as if owned for entire period - 5,590 1,909 859 991 Adjust for development and value-add properties in lease-up (467) (2,072) (304) (679) (939) or under construction Adjust for properties sold during the period - (3,812) (474) (1,031) (1,308) Pro Forma EBITDAre $ 61,536 $ 221,223 201,919 179,363 165,207 Debt$ 1,211,067 $ 1,182,602 1,105,787 1,108,282 1,101,333 Subtract development and value-add properties in lease-up or under construction (201,825) (315,794) (149,860) (130,505) (101,520) Adjusted Debt$ 1,009,242 $ 866,808 955,927 977,777 999,813 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 4.10 3.92 4.73 5.45 6.05 Page 21 of 24

EASTGROUP PROPERTIES

Outlook for 2020
(Unaudited)

		Low Range		High Range	
		Q4 2020	Y/E 2020	Q4 2020	Y/E 2020
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	22,899	94,081	24,471	95,653
Depreciation and amortization		29,733	115,394	29,733	115,394
Funds from operations attributable to common stockholders	$	52,632	209,475	54,204	211,047
Diluted shares		39,631	39,280	39,631	39,280
Per share data (diluted):					
Net income attributable to common stockholders	$	0.58	2.40	0.62	2.44
Funds from operations attributable to common stockholders		1.33	5.33	1.37	5.37

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2020	July Earnings Release Guidance for Year 2020	Actual for Year 2019
FFO per share	$5.33 - $5.37	$5.23 - $5.33	$4.98
FFO per share increase over prior year	7.4%	6.0%	6.9%
Same PNOI growth: cash basis [(1) (2)]	2.5% - 3.5%	2.0% - 3.0%	4.7%
Average month-end occupancy	96.5%	96.0%	96.9%
Lease termination fee income	$700,000	$500,000	$1.3 million
Reserves for uncollectible rent (No identified bad debts for Q4 2020)	$2.3 million	$3.6 million	$448,000
Development starts:			
Square feet	825,000	1.0 million	2.7 million
Projected total investment	$85 million	$100 million	$262 million
Value-add property acquisitions (Projected total investment)	$30 million	none	$108 million
Operating property acquisitions	$15 million	$6 million	$142 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$20 million	$10 million	$66 million
Unsecured debt closing in period	$275 million at 2.56% weighted average interest rate	$275 million at 2.56% weighted average interest rate	$290 million at 3.45% weighted average interest rate
Common stock issuances	$110 million	$110 million	$288 million
General and administrative expense	$15.1 million	$14.9 million	$16.4 million

(1) Includes properties which have been in the operating portfolio since 1/1/19 and are projected to be in the operating portfolio through 12/31/20; includes 38,612,000 square feet.

(2) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations. Includes rental income for executed deferral agreements that qualify for the modified COVID-19-related guidance provided by the FASB. Revised Guidance for Year 2020 includes a projected $350,000 of reserves for uncollectible rent.

Page 22 of 24

Glossary of REIT Terms  Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period.   Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets.   Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Page 23 of 24

Glossary of REIT Terms  (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2019 through September 30, 2020. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property. Page 24 of 24